UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2005

ARCADIA RESOURCES, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-31249 (Commission File Number)	88-0331369 (IRS Employer Identification No.)

26777 Central Park Blvd., Suite 200 Southfield, Michigan 48076
(Address of principal executive offices)           (Zip Code)

Registrant’s telephone number, including area code: (248) 352-7530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Form of Stock Purchase Agreement
Convertible Promissory Note dated April 27, 2005
Stock Purchase Agreement dated April 29, 2005

Item 1.01 Entry into a Material Definitive Agreement.

     On April 26, 2005, Arcadia Resources, Inc. (the “Company”) sold an aggregate of 1,212,121 shares of its common stock in a private transaction to an accredited investor as defined in Rule 501(a) of Regulation D for aggregate consideration of $2,000,000. The form of stock purchase agreement is attached as Exhibit 4.1.

     On April 27, 2005, the Company issued Jana Master Fund, LTD (“Jana”) a $5,000,000 Convertible Promissory Note due May 1, 2006 and providing for quarterly interest payments at 12% annual interest. The Note permits Jana to convert the outstanding balance into shares of the Company’s common stock at the rate of one (1) share of common stock per $2.25 of the amount outstanding under the Note. The Convertible Promissory Note is attached as Exhibit 4.2.

     On April 29, 2005, the Company, through its Arcadia Health Services of Michigan, Inc. subsidiary, entered into and closed on an agreement by which it purchased the outstanding capital stock of Home Health Professionals, Inc., a Delaware corporation. The acquisition is effective May 1, 2005. Home Health Professionals, which reported 2004 revenues of $7,000,000, operates a home health care staffing business headquartered in Battle Creek, Michigan. The purchase price for the acquired stock is $2,500,000, plus 1,058,201 shares of the Company’s common stock valued at $2,000,000, plus the payment of amounts to be determined per an earnout formula over the twelve month period following the closing. At closing, the cash consideration and shares of the Company’s common stock were paid, less amounts escrowed to satisfy potential indemnification and other claims of the purchaser. The Stock Purchase Agreement is attached as Exhibit 10.1.

Item 3.02 Unregistered Sales of Equity Securities.

     The disclosures set forth above in Item 1.01 are incorporated herein by this reference. The Company’s securities were issued in transactions exempt from registration pursuant to Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D. The transactions are exempt because they did not involve a public offering. The sales of these securities were made without general solicitation or advertising. There was no underwriter, and no underwriting commissions or discounts were paid. Further, each securities certificate issued in each transaction bears a legend providing, in substance, that the securities have been acquired for investment only and may not be sold, transferred or assigned in the absence of an effective registration statement or opinion of the Company’s counsel that registration is not required under the Securities Act of 1933. The shares issued or issuable in the referenced transactions carry registration rights.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit 4.1	Form of stock purchase agreement.

Exhibit 4.2	$5,000,000 Convertible Promissory Note dated April 27, 2005.

Exhibit 10.1	Stock Purchase Agreement dated April 29, 2005, by and among Arcadia Health Services of Michigan, Inc., Home Health Professionals, Inc., and the selling shareholders.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcadia Resources, Inc.

By:	/S/ John E. Elliott II

John E. Elliott II

Its:	Chairman of the Board
and Chief Executive Officer

Dated: May 2, 2005

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EXHIBIT INDEX

Exhibit 4.1	Form of stock purchase agreement.

Exhibit 4.2	$5,000,000 Convertible Promissory Note dated April 27, 2005.

Exhibit 10.1	Stock Purchase Agreement dated April 29, 2005, by and among Arcadia Health Services of Michigan, Inc., Home Health Professionals, Inc., and the selling shareholders.

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